UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Prospect Street, Suite 525, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INMB	The NASDAQ Stock Market LLC

Item 8.01. Other Events.

On March 15, 2021, David, J. Moss, Chief Financial Officer of INmune Bio Inc., a Nevada corporation (the “Company”), in accordance with Rule 10b5-1 of the Securities Exchange act of 1934, as amended (the “Moss Plan”) for trading 275,000 shares, or approximately 22.48% of the shares of the Company’s common stock owned by Mr. Moss. The Moss Plan commences on April 15, 2021 and terminates on December 29, 2023.

On March 15, 2021, Raymond J. Tesi, Chief Executive Officer and a member of the Board of Directors the Company, in accordance with Rule 10b5-1 of the Securities Exchange act of 1934, as amended (the “Tesi Plan”) for trading 120,000 shares, or approximately 7.79% of the shares of the Company’s common stock owned by Dr. Tesi. The Tesi Plan commences on April 15, 2021 and terminates on April 14, 2022.

On March 15, 2021, Mark Lowdell, Chief Scientific Officer of the Company, in accordance with Rule 10b5-1 of the Securities Exchange act of 1934, as amended (the “Lowdell Plan”) for trading 120,000 shares, or approximately 7.97% of the shares of the Company’s common stock owned by Dr. Lowdell. The Lowdell Plan commences on April 15, 2021 and terminates on April 14, 2022.

Rule 10b5-1 plans permit corporate officers, directors and others to adopt written, prearranged stock trading plans when they are not in possession of material, non-public information. Using these plans, insiders may, consistent with their personal asset diversification and tax planning strategies, exercise pre-determined stock options and/or buy and sell a pre-determined number of shares of the Company’s stock over a period of time, regardless of whether the insiders become aware of material, non-public information after adopting the plans.

Transactions made under the Moss Plan, the Tesi Plan or the Lowdell Plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. Except as so required, the Company does not undertake any obligation to update or report any modification, termination, or other activity under the Moss Plan, Tesi Plan, Lowdell Plan or any plan that may be adopted by other Officers or directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2021	INMUNE BIO INC.

	By:	/s/ David Moss
David Moss
Chief Financial Officer

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